UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) January 18, 2001
                                                  ------------------
                                                  December 31, 2000
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of December 2000 and 1999 and the twelve months ended December 31, 2000 and 1999 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended       Twelve Months Ended
                                          December 31,           December 31,
                                     -------------------    --------------------
                                       2000       1999        2000        1999
                                     --------   --------    --------    --------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                             580        554        7,089       6,804
     Wholesale
         Firm Sales                      17         17          194         179
         Firm Surplus                   142         77        1,358       1,007
         Short Term / Uncommitted       771        972       10,800       9,986
                                     --------   --------    --------    --------

         Total Wholesale Sales          930      1,066       12,352      11,172
                                     --------   --------    --------    --------

         Total  Energy Sales          1,510      1,620       19,441      17,976
                                     ========   ========    ========    ========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                           858        902        3,990       3,767
                                     ========   ========    ========    ========

          CDD                             0          0        1,700       1,118
                                     ========   ========    ========    ========



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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  January 18, 2001                          /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)




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